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Exhibit 10.4
Name of Executive

COMFORT SYSTEMS USA, INC.
2006 Equity Incentive Plan
Restricted Stock Award Agreement

Comfort Systems USA, Inc.
777 Post Oak Blvd, Suite 500
Houston, Texas 77056

Ladies and Gentlemen:

        The undersigned (i) acknowledges that he or she has received an award (the "Award") of restricted stock from Comfort Systems USA, Inc., a Delaware corporation (the "Company") under the 2006 Equity Incentive Plan (the "Plan"), subject to the terms set forth below and in the Plan; (ii) further acknowledges receipt of a copy of the Plan as in effect on the date hereof; and (iii) agrees with the Company as follows:

1.
Effective Date.    This Agreement shall take effect as of [DATE], which is the date of grant of the Award.

2.
Shares Subject to Award.    The Award consists of [NUMBER] shares (the "Shares") of common stock of the Company ("Stock"). The undersigned's rights to the Shares are subject to the restrictions described in this Agreement and the Plan (which is incorporated herein by reference with the same effect as if set forth herein in full) in addition to such other restrictions, if any, as may be imposed by law.

3.
Meaning of Certain Terms.    Except as otherwise expressly provided, all terms used herein shall have the same meaning as in the Plan. The term "vest" as used herein with respect to any Share means the lapsing of the restrictions described herein and in the Plan with respect to such Share.

4.
Nontransferability of Shares.    The Shares acquired by the undersigned pursuant to this Agreement shall not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of except as provided below and in the Plan.

5.
Forfeiture Risk.    Except as provided in Section 7(b) of this Agreement, if the undersigned ceases to be employed by the Company and its subsidiaries for any reason, including death, any then unvested Shares acquired by the undersigned hereunder shall be immediately forfeited. The undersigned hereby (i) appoints the Company as the attorney-in-fact of the undersigned to take such actions as may be necessary or appropriate to effectuate a transfer of the record ownership of any such shares that are unvested and forfeited hereunder, (ii) agrees to deliver to the Company, as a precondition to the issuance of any certificate or certificates with respect to unvested Shares hereunder, one or more stock powers, endorsed in blank, with respect to such Shares, and (iii) agrees to sign such other powers and take such other actions as the Company may reasonably request to accomplish the transfer or forfeiture of any unvested Shares that are forfeited hereunder.

6.
Retention of Certificates.    Any certificates representing unvested Shares shall be held by the Company. The undersigned agrees that the Company may give stop transfer instructions to the depository to ensure compliance with the provisions hereof.

7.
Vesting of Shares.    The shares acquired hereunder shall vest in accordance with the provisions of this Paragraph 7 and applicable provisions of the Plan, as follows:

(a)
(i)    If the Committee determines that, for the prior 12-month period preceding the first scheduled vesting date, the Company did not have positive earnings from its continuing operations, all as determined and reported in accordance with generally accepted accounting principles in the Company's regularly-prepared financial statements, excluding the following non-cash items: (A) good will impairment; (B) write-off of debt costs; (C) restructuring charges; and (D) any cumulative effect of a change in accounting principles, Employee shall immediately and irrevocably forfeit all of the Shares.

    (ii)
    If the Committee determines that for any of the 12-month periods prior to the date that such restricted shares are scheduled to vest under Section 7(b) herein the Company did not achieve 60% of the average 3-year trailing EBITDA or EPS target (whichever the case may be) as set by the Compensation Committee under the average of the Company's prior 3-year Senior Management Incentive Programs, then Employee shall immediately and irrevocably forfeit all of the shares scheduled to vest.

    (iii)
    If in the 12-month period preceding a scheduled vesting date under Section 7(b), the Company achieved between 60% to 80% of the average 3-year trailing EBITDA or EPS target (whichever the case may be) as set by the Compensation Committee under the average of the Company's prior 3-year Senior Management Incentive Programs, then Employee shall immediately and irrevocably forfeit shares proportionately based on a scale where 60% or less equals 0% of shares retained by Employee and 80% or greater equals 100% of shares retained by Employee; and all shares not forfeited pursuant to the aforementioned scale shall vest on such vesting date.

  (b)
  Subject to Section 7(a) above and Sections 7(c) and 7(d) below, and provided that the undersigned is then, and since the date of grant has continuously been employed by the Company or its subsidiaries, then the Shares shall vest as follows:

      on
      [DATE]; [1/3 of NUMBER]

      on
      [DATE]; [1/3 of NUMBER]; and

      on
      [DATE] [1/3 of NUMBER].

    provided, however, that, not withstanding anything to the contrary in Section 7(a) above or this Section 7(b), any unvested Shares that have not earlier been forfeited shall vest immediately in the event of (i) a "Change in Control" as defined in the undersigned's change in control agreement, if any, with the Company, or (ii) if the undersigned and Company have not entered into a change in control agreement, in the event the Company experiences a "Change in Control" as defined herein.

  (c)
  Notwithstanding anything to the contrary in Section 7(b) above, if the undersigned retires from the Company at a time when the sum of his or her age in whole years and his or her years of service with the Company (as determined in a manner consistent with the method used for purposes of determining vesting under the Comfort Systems USA, Inc. 401(k) Plan) is at least 75, the undersigned shall be deemed to satisfy the continuous employment condition set forth in Section 7(b) on each vesting date following retirement.

  (d)
  Notwithstanding anything to the contrary in Sections 7(a), 7(b), or 7(c) above, the Committee may, in its sole discretion, reduce the number of shares vesting on any date pursuant to this Award, and may cause any unvested shares under this Award to be forfeited, based on the individual performance of the undersigned as compared with specific individual goals, which may be based on objective or nonobjective factors related to the performance of the undersigned.

8.
Legend.    Any certificates representing unvested Shares shall be held by the Company, and any such certificate shall contain a legend substantially in the following form:

      THE TRANSFERABILITY OF THIS CERTIFICATE AND THE SHARES OF STOCK REPRESENTED HEREBY ARE SUBJECT TO THE TERMS AND CONDITIONS (INCLUDING FORFEITURE) OF THE COMPANY'S 2006 EQUITY INCENTIVE PLAN AND A RESTRICTED STOCK AWARD AGREEMENT ENTERED INTO

      BETWEEN THE REGISTERED OWNER AND COMFORT SYSTEMS USA, INC. COPIES OF SUCH PLAN AND AGREEMENT ARE ON FILE IN THE OFFICES OF COMFORT SYSTEMS USA, INC.

  As soon as practicable following the vesting of any such Shares the Company shall cause a certificate or certificates covering such Shares to be delivered to the undersigned.

9.
Dividends, etc.    The undersigned shall be entitled to (i) receive any and all dividends or other distributions paid with respect to those Shares of which he is the record owner on the record date for such dividend or other distribution, and (ii) vote any Shares of which he is the record owner on the record date for such vote; provided, however, that any property (other than cash) distributed with respect to a share of Stock (the "associated share") acquired hereunder, including without limitation a distribution of Stock by reason of a stock dividend, stock split or otherwise, or a distribution of other securities with respect to an associated share, shall be subject to the restrictions of this Agreement in the same manner and for so long as the associated share remains subject to such restrictions, and shall be promptly forfeited to the Company if and when the associated share is so forfeited; and further provided, that the Administrator may require that any cash distribution with respect to the Shares other than a normal cash dividend be placed in escrow or otherwise made subject to such restrictions as the Administrator deems appropriate to carry out the intent of the Plan. References in this Agreement to the Shares shall refer, mutatis mutandis, to any such restricted amounts.

10.
Sale of Vested Shares.    The undersigned understands that he will be free to sell any Share once it has vested, subject to (i) satisfaction of any applicable tax withholding requirements with respect to the vesting or transfer of such Share; (ii) the completion of any administrative steps (for example, but without limitation, the transfer of certificates) that the Company may reasonably impose; and (iii) applicable company policies and the requirements of federal and state securities laws.

11.
Certain Tax Matters.    The undersigned expressly acknowledges the following:

a.
The undersigned has been advised to confer promptly with a professional tax advisor to consider whether the undersigned should make a so-called "83(b) election" with respect to the Shares. Any such election, to be effective, must be made in accordance with applicable regulations and within thirty (30) days following the date of this award. The Company has made no recommendation to the undersigned with respect to the advisability of making such an election.

b.
The award or vesting of the Shares acquired hereunder, and the payment of dividends with respect to such shares, may give rise to "wages" subject to withholding. The undersigned expressly acknowledges and agrees that his rights hereunder are subject to his paying to the Company in cash (or by such other means as may be acceptable to the Company in its discretion, including, if the Committee so determines, by the delivery of previously acquired Stock or shares of Stock acquired hereunder or by the withholding of amounts from any payment hereunder) all taxes required to be withheld in connection with such award, vesting or payment.

12.
Definition: Change in Control.    For the purpose of Section 7(b)(ii) herein, a "Change in Control" shall be deemed to have occurred if:

a.
any person (including any "person" within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended, and more than one person acting as a group), other than the Company, or an employee benefit plan of the Company, or any entity controlled by either, acquiring directly or indirectly the beneficial ownership of any voting security of the Company and if immediately after such acquisition such person is, directly or indirectly, the beneficial owner of voting securities representing 50% or more of the total voting power of all of the then-outstanding voting securities of the Company, provided that if any one person, or more than one person acting as a group, owned more than 50% of the total fair market value or total voting power of Company stock as of the date of this

    Agreement, the acquisition of additional stock by the same person or persons shall not be deemed to be a Change in Control;

  b.
  the date a majority of the following individuals are replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the Company's Board of Directors before the date of the appointment or election: (i) the individuals who, as of the date hereof, constitute the Board of Directors of the Company (the "Original Directors"); (ii) the individuals who thereafter are elected to the Board of Directors of the Company and whose election, or nomination for election, to the Board of Directors of the Company was approved by a vote of at least two-thirds of the Original Directors then still in office (such directors becoming "Additional Original Directors" immediately following their election); and (iii) the individuals who are elected to the Board of Directors of the Company and whose election, or nomination for election, to the Board of Directors of the Company was approved by a vote of at least two-thirds of the Original Directors and Additional Original Directors then still in office (such directors also becoming "Additional Original Directors" immediately following their election); or

  c.
  any one person, or more than one person acting as a group, acquiring (or who has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than 50% of the total gross fair market value of the assets of the Company immediately before such acquisition or acquisitions..

13.
Non-Competition Agreement.    The undersigned will not, during the period of employment by or with the Company, and for a period of twelve (12) months immediately following the termination of employment, for any reason whatsoever, directly or indirectly, on his or her own behalf or on behalf of or in conjunction with any other person, company, partnership, corporation or business of whatever nature:

a.
engage, as an officer, director, shareholder, owner, partner, joint venturer, or in a managerial capacity, whether as an employee, independent contractor, consultant or advisor, or as a sales representative, or make guarantee loans or invest, in or for any business engaged in the business of mechanical contracting services, including heating, ventilation and air conditioning, plumbing, fire protection, piping and electrical and related services ("Services") in competition with the Company or any of its affiliates within seventy-five (75) miles of where the Company or any affiliated operation or subsidiary conducts business if within the preceding two (2) years the undersigned has had responsibility for, or material input or participation in, the management or operation of such other operation or subsidiary;

b.
call upon any person who is, at that time, an employee of the Company or any of its affiliates in a technical, managerial or sales capacity for the purpose or with the intent of enticing such employee away from or out of the employ of the Company or any affiliate;

c.
call upon any person or entity which is at that time, or which has been within two (2) years prior to that time, a customer of the Company or any affiliate for the purpose of soliciting or selling Services; or

d.
call upon any prospective acquisition candidate, on the undersigned's own behalf or on behalf of any competitor, which acquisition candidate either was called upon the undersigned on behalf of the Company or any affiliate or was the subject of an acquisition analysis made by the undersigned on behalf of the Company or any affiliate for the purpose of acquiring such acquisition candidate.

    Notwithstanding the above, the foregoing agreements and covenants shall not be deemed to prohibit the undersigned from acquiring as an investment not more than one percent (1%) of the capital stock of a competing business whose stock is traded on a national securities exchange or on an over-the-counter or similar market. It is specifically agreed that the period during which the agreements and covenants of the undersigned made in this Section 13 shall be effective shall be computed by excluding from such computation any time during which the undersigned is in violation of any provision of this Section 13.

14.
Remedies in the Event of Breach.    If the Company determines that the undersigned is not in compliance with the agreements and covenants set forth in Section 13 above, and such non-compliance has not been authorized in advance in a specific written waiver from the Company, the Committee may, without limiting other remedies that may be available to the Company, cause all or any portion of the Award to be forfeited, whether or not previously vested, and may require the undersigned to remit or deliver to the Company the amount of any consideration received by the undersigned upon the sale of any Shares delivered under the Award. The undersigned acknowledges and agrees that the calculation of damages from a breach of the foregoing agreements and covenants would be difficult to calculate accurately and that the remedies provided for herein are reasonable and not a penalty. The undersigned further agrees not to challenge the reasonableness of this provision even if the Company rescinds or withholds the delivery of Shares hereunder or withholds any amount otherwise payable to the undersigned as an offset to effectuate the foregoing.
Very truly yours,
[Name of Executive]

The foregoing Restricted Stock Award Agreement is hereby accepted:
COMFORT SYSTEMS USA, INC.
By:	Signature
Trent McKenna
Its:	General Counsel and Secretary

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  Exhibit 10.4 Name of Executive
COMFORT SYSTEMS USA, INC. 2006 Equity Incentive Plan Restricted Stock Award Agreement